UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report ( Date of earliest event reported): May 13, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)


             001-10382                               23-2131580
     ------------------------           ------------------------------------
     (Commission File Number)           (IRS Employer Identification Number)


             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)


                                 (610) 666-7500
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              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition

On May 13, 2005, Valley Forge Scientific Corp. issued a press release announcing its financial results for the second quarter and six months of fiscal 2005 ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 13, 2005

                                       VALLEY FORGE SCIENTIFIC CORP


                                       By: /s/ JERRY L. MALIS
                                           -------------------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer



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
                                  Exhibit Index


Exhibit No.       Description
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   99.1           Valley Forge Scientific Corp. Press Release Dated May 13, 2005



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